UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-21340

DWS RREEF Real Estate Fund II, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  JUNE 30, 2010

Semiannual Report to Stockholders

DWS RREEF Real Estate Fund II, Inc. Ticker Symbol: SRO

Contents

5 Consolidated Statement of Assets and Liabilities

6 Consolidated Statement of Operations

7 Consolidated Statement of Changes in Net Assets

8 Consolidated Financial Highlights

10 Notes to Consolidated Financial Statements

19 Additional Information

20 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions.

This report is sent to the stockholders of DWS RREEF Real Estate Fund II, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Consolidated Statement of Assets and Liabilities — Liquidation Basis

as of June 30, 2010 (Unaudited)
Assets
Cash	$ 145,005
Receivable for investments sold*	5,832,000
Interest receivable	3,375
Total assets	5,980,380
Liabilities
Accrued investment management fee	14,082
Other accrued expenses and payables	173,115
Total liabilities	187,197
Net assets applicable to common shareholders, at value	$ 5,793,183
Net Assets Applicable to Common Shareholders Consist of
Undistributed net investment income	592,082
Accumulated net realized gain (loss)	(500,494,428)
Cost of 1,484,532 shares held in Treasury	(25,844,311)
Paid-in capital	531,539,840
Net assets applicable to common shareholders, at value	$ 5,793,183
Net Asset Value
Net Asset Value per common share ($5,793,183 ÷ 37,904,857 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 0.15

* Receivable for investments sold reflects the fair value of a contractual sale — see Note E in the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations — Liquidation Basis

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends	$ 1,018,921
Interest	514
Income distributions — Central Cash Management Fund	10,016
Total Income	1,029,451
Expenses: Management fee	166,086
Administration fee	30,000
Services to shareholders	9,474
Custodian and accounting fees	26,672
Legal fees	145,959
Directors' fees and expenses	2,462
Reports to shareholders	100,144
Stock exchange listing fee	33,585
Auction service fee	12,723
Total expenses	527,105
Net investment income	502,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(6,829,481)
Interest rate swap contracts	(1,229,864)
(8,059,345)
Changes in net unrealized appreciation (depreciation) on: Investments	11,141,140
Interest rate swap contracts	613,748
11,754,888
Net gain (loss)	3,695,543
Net increase (decrease) in net assets resulting from operations	4,197,889
Distributions to Preferred Shareholders	(139,584)
Net increase (decrease) in net assets, applicable to common shareholders	$ 4,058,305

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010[a] (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 502,346	$ 1,857,514
Net realized gain (loss)	(8,059,345)	(76,390,786)
Change in net unrealized appreciation (depreciation)	11,754,888	86,485,028
Net increase (decrease) in net assets resulting from operations	4,197,889	11,951,756
Distributions to Preferred Shareholders	(139,584)	(484,112)
Net increase (decrease) in net assets, applicable to common shareholders	4,058,305	11,467,644
Distributions to common shareholders: Net investment income	(341,144)	—
Liquidation distribution	(43,476,871)	—
Total distributions to common shareholders	(43,818,015)	—
Increase (decrease) in net assets	(39,759,710)	11,467,644
Net assets at beginning of period applicable to common shareholders	45,552,893	34,085,249
Net assets at end of period applicable to common shareholders (including undistributed net investment income of $592,082 and $570,464, respectively)	$ 5,793,183	$ 45,552,893
Other Information
Common shares outstanding at beginning of period	37,904,857	37,904,857
Common shares outstanding at end of period	37,904,857	37,904,857

a Liquidation basis

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Years Ended December 31,	2010+[a]	2009	2008	2007	2006	2005
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 1.20	$ .90	$ 14.16	$ 22.42	$ 18.39	$ 19.31
Income (loss) from investment operations: Net investment income[b]	.01	.05	.92	.90	.92	.81
Net realized and unrealized gain (loss)	.10	.26	(11.28)	(7.00)	6.02	.71
Total from investment operations	.11	.31	(10.36)	(6.10)	6.94	1.52
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.00)***	(.01)	(.39)	(.49)	(.44)	(.29)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	.11	.30	(10.75)	(6.59)	6.50	1.23
Less distributions from: Net investment income	(.01)	—	(.72)	(1.46)	(1.26)	(.71)
Net realized gains	—	—	(1.13)	(.24)	(1.23)	(1.49)
Return of capital	—	—	(.66)	—	—	—
Liquidation distribution	(1.15)	—	—	—	—	—
Total distributions to common shareholders	(1.16)	—	(2.51)	(1.70)	(2.49)	(2.20)
NAV accretion resulting from repurchases of shares at value[b]	—	—	—	.03	.02	.05
Net asset value, end of period	$ .15	$ 1.20	$ .90	$ 14.16	$ 22.42	$ 18.39
Market price, end of period	N/A	$ 1.08	$ .66	$ 12.90	$ 19.32	$ 15.35
Total Return
Based on net asset value (%)[d]	9.05**	33.33[c]	(91.23)[c]	(29.88)[c]	39.01[c]	8.84[c]
Based on market price (%)[d]	20.24j**	63.64[c]	(93.45)[c]	(25.87)[c]	43.51[c]	4.17[c]

The accompanying notes are an integral part of the consolidated financial statements.

Years Ended December 31,	2010+[a]	2009	2008	2007	2006	2005
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	46	34	537	863	714
Ratio of expenses before expense reductions (%) (based on net assets of common shares)[f]	2.27*	5.98[e]	1.90	1.43	1.41	1.45
Ratio of expenses after expense reductions (%) (based on net assets of common shares)[g]	2.27*	5.78[e]	1.48	1.07	1.05	1.08
Ratio of net investment income (%) (based on net assets of common shares)[h]	2.16*	5.72	8.47	4.47	4.47	4.29
Ratio of net investment income (%) (based on net assets of common and preferred shares)	1.76*	3.68	4.78	3.07	3.10	2.91
Portfolio turnover rate (%)	0	187	37	30	19	21
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	—	14	33	350	350	350
Asset coverage per share ($)[i]	—	106,344	50,822	63,347	86,655	75,972
Liquidation value per share ($)	—	25,000	25,000	25,000	25,000	25,000

[a] For the six months ended June 30, 2010 (Unaudited).

[b] Based on average common shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Increase in expense ratio is the result of significant reduction of assets and the addition of certain expenses related to proxy costs.

[f] The ratio of expenses before expense reductions (based on net assets of common and preferred shares) was 1.84%* for the six months ended June 30, 2010 and 3.85%, 1.08%, .99%, .98% and .98% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[g] The ratio of expenses after expense reductions (based on net assets of common and preferred shares) was 1.84%* for the six months ended June 30, 2010 and 3.73%, .84%, .74%, .73% and .73% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

[h] Net investment income ratios for the six months ended June 30, 2010 and the years ended December 31, 2009, 2008, 2007, 2006 and 2005 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 1.56%*, 4.23%, 4.91%, 2.05%, 2.34% and 2.74%, respectively.

[i] Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

[j] Total return is based on the closing price of $1.29 on the last day of trading.

+ Liquidation basis

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

On January 29, 2010, the Fund's stockholders approved a proposal to liquidate and dissolve the Fund. For more information regarding the Fund's liquidation, see Note E. Fund Liquidation.

Accordingly, the accompanying financial statements are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at net realizable values and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value. Accordingly, the use of the liquidation basis accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of the liquidation basis of accounting.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invested indirectly in Canyon Ranch Holdings LLC through its wholly owned subsidiary, DWS Real Estate Fund II, Inc., a corporation organized under the laws of the state of Delaware (the "Subsidiary"). The consolidated financial statements include accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

At June 30, 2010, the receivable for investments sold on the Fund is Level 3 based on the hierarchy discussed above.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Canyon Ranch Holdings LLC membership units/ Receivable
Balance as of December 31, 2009	$ 2,790,720
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,041,280
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of June 30, 2010	$ 5,832,000*
Net change in unrealized appreciation (depreciation) as of June 30, 2010	$ 3,041,280

* Value based on a contractual sale price less a liquidity discount.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The Fund entered into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and issued preferred shares. The use of interest rate swap contracts is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap contract, the Fund agrees to pay to the other party to the interest rate swap contract (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap contract. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations. The value of the swap contract is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

There are no open interest rate swap contracts as of June 30, 2010. For the six months ended June 30, 2010, the Fund invested in interest rate swap contracts with a total notional amount of $14,000,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2010 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ (1,229,864)

The above derivative is located in the following Consolidated Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ 613,748

The above derivative is located in the following Consolidated Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $448,740,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, ($197,858,000) and December 31, 2017 ($250,882,000), the respective expiration dates, whichever occurs first (see Note E. Fund Liquidation).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is usually declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Preferred Shares. In connection with the Fund's liquidation, the Fund's Board of Directors authorized the redemption of all of the Fund's outstanding Preferred Shares (see Note E. Fund Liquidation). In May 2010, the Fund redeemed all of its outstanding Preferred Shares (i.e., 560 Preferred Shares,112 shares each of Series A, B, C, D and E Preferred Shares) at their liquidation preference of $25,000 per share, aggregating to $14,000,000. The Fund redeemed the Preferred Shares with the proceeds from sales of portfolio assets. The Fund incurred brokerage expenses as a result of such sales.

The Preferred Shares are senior to, and have certain class-specific preferences over, the Fund's common shares.

During the period from January 1, 2010 to May 21, 2010, the dividend rates ranged from for Series A, 2.57% to 2,861%; for Series B, 2.57% to 2.781%; for Series C, 2.59% to 2.761%; for Series D, 2.56% to 2.751%; and for Series E, 2.57% to 2.801%. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Fund's Articles Supplementary, each Preferred Share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under its Articles Supplementary, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any Preferred Shares are outstanding.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the consolidated financial statements as a return of capital for tax reporting purposes.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $0 and $63,299,025, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensated the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement was equal to an annual rate of 0.55% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings used for leverage. Commencing as of June 18, 2010, the date of the Fund's first liquidation payment to stockholders, the Fund is no longer assessed the investment management fee

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DISC aggregated $9,380, of which $5,313 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Investment Manager and the Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2010 by DIFA aggregated $20,836, of which $3,752 is unpaid.

Deutsche Bank Trust Company Americas ("DBTCA"), an affiliate of the Investment Manager and the Investment Advisor, was the auction agent with respect to the Preferred Shares. The auction agent paid each broker dealer a service charge from funds provided by the Fund ("Auction Service Fee"). The Auction Service Fee charged to the Fund for the six months ended June 30, 2010 aggregated $12,723, all of which was paid.

In addition, DBTCA, as auction agent, was paid an administration fee. The amount charged to the Fund for the six months ended June 30, 2010 aggregated $30,000, all of which was paid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Investment Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $3,715, of which $3,670 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Real Estate Concentration Risk

The Fund concentrated its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

E. Fund Liquidation

On January 29, 2010, the Fund's stockholders approved a proposal to liquidate and dissolve the Fund. As provided in the Fund's Plan of Liquidation and Dissolution, at the close of business on June 11, 2010 (the Fund's "Cessation Date") (i) the Fund ceased its business as an investment company, except for the purpose of liquidating and winding up its affairs; (ii) the Fund's books were closed with respect to its common stockholders and the proportionate interests of common stockholders in the Fund's assets were fixed on the basis of their respective stockholdings at such time; and (iii) further trading of the Fund's common stock on NYSE Amex ceased (except for certain settlement transactions). The Fund paid its first liquidating distribution to stockholders on June 18, 2010, which payment was equal to $1.15 per share and represented the Fund's distributable assets as of that date. As of June 30, 2010, the Fund's net asset value per share was $0.15.

The $5,832,000 receivable for investments sold on the consolidated statement of assets and liabilities reflects the contractual sale price for the Fund's position in Canyon Ranch Holdings LLC under a binding agreement with a buyer for the security. As of June 30, 2010, the sale agreement was in effect, and the transaction was scheduled to close on July 15, 2010; however, the buyer failed to meet its payment obligation.

The Fund is actively seeking alternative buyers for its position in Canyon Ranch Holdings LLC, so that the liquidation and dissolution of the Fund can be completed and stockholders can receive their final liquidating distribution. The amount ultimately realized for the security may be greater or less than the receivable for investments sold reflected on the Fund's June 30, 2010 consolidated statement of assets and liabilities.

In addition, in May 2010, in connection with its liquidation, the Fund redeemed all of its outstanding auction rate preferred shares. See Note A Preferred Shares.

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the consolidated financial statements were available to be issued, and has determined that there were no material events other than described in Note E that would require disclosure in the Fund's consolidated financial statements.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Amex Symbol	SRO
CUSIP Numbers	Common Shares	23338X 102

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a
Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010